                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2000


                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-24931              58-2395199
            --------                     ---------              ----------
  (State or other jurisdiction          (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)

           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------
                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

            Effective May 26, 2000, S1 Corporation ("S1") completed a transaction that resulted in equity investments in S1 totaling US $244 million by ZG Investments, Ltd., State Farm Mutual Automobile Insurance Company, Allianz Capital Partners GmbH, Fleet Private Equity Co., Inc. and J.P. Morgan Ventures Corporation (the "Purchasers"). Under the terms of the Stock Purchase Agreement dated as of May 25, 2000, by and among S1 and the Purchasers (the "Stock Purchase Agreement"), S1 issued an aggregate of 244,000 shares of newly authorized Series D Convertible Preferred Stock to the Purchasers. The specimen certificate for S1's Series D Convertible Preferred Stock is filed at Exhibit 4 hereto, and the terms of such securities are set forth in the Certificate of Designation filed at Exhibit 3 hereto.

            Copies of the Stock Purchase Agreement and the related Registration Rights Agreement, dated as of May 25, 2000, by and among S1 and the Purchasers, are filed at Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Not applicable.

(b)         Not applicable.

(c)         Exhibits.

          Exhibit
          No.                     Description
          ---                     -----------
          3         Certificate of Designations for S1's Series D Convertible
                    Preferred Stock.
          4         Specimen certificate for S1's Series D Convertible Preferred
                    Stock.
          10.1      Stock Purchase Agreement, dated as of May 25, 2000, by and among S1 and the Purchasers.
          10.2      Registration Rights Agreement, dated as of May 25, 2000, by and among S1 Corporation and the Purchasers.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                S1 CORPORATION
                                               ---------------
                                               (Registrant)


                                                /s/ Robert Stockwell
                                                -----------------------------
                                                Robert F. Stockwell
                                                Chief Financial Officer



Date: June 7, 2000


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                                  EXHIBIT INDEX

          Exhibit
          No.                     Description
          ---                     -----------
          3         Certificate of Designations for S1's Series D Convertible
                    Preferred Stock.
          4         Specimen certificate for S1's Series D Convertible Preferred
                    Stock.
          10.1      Stock Purchase Agreement, dated as of May 25, 2000, by and among S1 and the Purchasers.
          10.2      Registration Rights Agreement, dated as of May 25, 2000, by and among S1 Corporation and the Purchasers.